Exhibit 10.1

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT

This THIRTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 16, 2025, by and among DAIRYLAND USA CORPORATION, a New York corporation (“Dairyland”), CHEFS’ WAREHOUSE PARENT, LLC, a Delaware limited liability company (together with Dairyland, the “Borrowers”), THE CHEFS’ WAREHOUSE, INC., a Delaware corporation (“Holdings”), the other Loan Parties party hereto, the Lenders party hereto and Jefferies Finance LLC (“Jefferies”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”; the Administrative Agent and the Collateral Agent are collectively referred to herein as the “Agents”).

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, the other Loan Parties party thereto, certain Lenders party thereto and the Agents, among others, are parties to that certain Credit Agreement, dated as of June 22, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, pursuant to, and in accordance with, Section 9.02 of the Existing Credit Agreement, the Borrowers have requested that the Lenders amend, and the Lenders (including the Replacement Lenders (as defined below)) party hereto (collectively, the “Thirteenth Amendment Consenting Lenders”) have agreed to so amend, the Existing Credit Agreement in the manner set forth in Section 2 hereof to, among other things, reduce the interest rate applicable to the Term Loans;

WHEREAS, the Agents and the Thirteenth Amendment Consenting Lenders are willing, on the terms and subject to the conditions set forth below, to enter into the amendments, modifications and agreements set forth in this Amendment; and

WHEREAS, the Thirteenth Amendment Consenting Lenders collectively constitute the Required Lenders and, after giving effect to the operation of Section 9.02(e) of the Existing Credit Agreement, the Thirteenth Amendment Consenting Lenders shall constitute all Lenders.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.               Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Existing Credit Agreement, as amended hereby (the “Amended Credit Agreement”).

2.               Amendments. Subject to the satisfaction (or waiver by the Administrative Agent and the Thirteenth Amendment Consenting Lenders) of the conditions precedent set forth in Section 6 below, the Loan Parties, the Thirteenth Amendment Consenting Lenders and the Agents hereby agree as follows:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended to add the following definition therein in the appropriate alphabetical order:

“Thirteenth Amendment Date” means June 16, 2025.

(b) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following defined term to read in its entirety as follows:

“Applicable Rate” means, from and after the Thirteenth Amendment Date, (i) with respect to any SOFR Loan, 3.00% per annum or (ii) with respect to any ABR Loan, 2.00% per annum.

(c) Section 2.12(e) of the Existing Credit Agreement is hereby amended by replacing the reference therein to “six-month anniversary of the Twelfth Amendment Date” with the following text: “six-month anniversary of the Thirteenth Amendment Date”.

3.               Reserved.

4.          Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment in the manner provided herein, each Loan Party represents and warrants to the other parties hereto that the following statements are true and correct:

(a) each of the representations and warranties contained in the Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the Thirteenth Amendment Date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date;

(b) this Amendment and the transactions contemplated by this Amendment are within each Loan Party’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders;

(c) this Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(d) this Amendment and the transactions contemplated by this Amendment (i) do not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any Requirement of Law applicable to any Loan Party or any of its Restricted Subsidiaries, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of its Restricted Subsidiaries or the assets of any Loan Party or any of its Restricted Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Restricted Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries, except Liens created pursuant to the Loan Documents, or subject to the Intercreditor Agreement, the ABL Loan Documents, except, in each case referred to in the foregoing clauses (ii), (iii) and (iv), where such violation or Lien would not reasonably be expected to result in a Material Adverse Effect;

(e) as of the Thirteenth Amendment Date and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing; and

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(f) as of the Thirteenth Amendment Date, the information included in the Beneficial Ownership Certification previously delivered by each Borrower to the Administrative Agent is true and correct in all respects.

5.              Additional Agreements. Each Person that executes and delivers a signature page to this Amendment in the capacity of a Replacement Lender irrevocably consents to the terms of this Amendment and the Amended Credit Agreement.

6.         Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction (or waiver by the Administrative Agent and the Thirteenth Amendment Consenting Lenders) of the following conditions (the date on which all such conditions are so satisfied (or waived) is referred to herein as the “Thirteenth Amendment Date”):

(a) the Administrative Agent shall have received a certificate, dated the Thirteenth Amendment Date, executed by the President, a Vice President or a Financial Officer of the Borrower Representative, certifying that, as of the Thirteenth Amendment Date, (i) the representations and warranties contained in this Amendment and the other Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of such date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date; (ii) as of the Thirteenth Amendment Date and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (iii) this Amendment is effected in accordance with the terms of the Existing Credit Agreement, the ABL Loan Documents and the Intercreditor Agreement;

(b) Holdings and the Borrowers shall have paid to the Administrative Agent all fees, costs and expenses due and payable under this Amendment (including under Section 11 hereof) and under that certain Engagement Letter, dated as of June 9, 2025, by and between Jefferies and Holdings (the “Engagement Letter”);

(c) the Borrowers shall have paid to the Administrative Agent, for distribution to each Lender, all accrued but unpaid interest on the outstanding Term Loans that has accrued through but excluding the Thirteenth Amendment Date (as calculated in accordance with the Existing Credit Agreement);

(d) the Administrative Agent shall have received counterparts of this Amendment duly executed by (i) Holdings, the Borrowers, each other Loan Party and the Administrative Agent, (ii) Lenders constituting the Required Lenders (without giving effect to the Non-Consenting Lender Replacement (as defined below)) and (iii) each Lender (after giving effect to the Non-Consenting Lender Replacement), including each Replacement Lender;

(e) the Agent shall have received a certificate (in form reasonably satisfactory to the Agent) signed by the secretary or other Authorized Officer of the Borrower Representative and certifying that, as of the Thirteenth Amendment Date, (i) none of the articles or certificate of organization or formation (or any comparable charter document) of any Loan Party has been amended, supplemented or otherwise modified following the Eighth Amendment Date, (ii) none of the bylaws, operating agreements or other governing documents of any Loan Party has been amended, supplemented or otherwise modified following the Eighth Amendment Date, and (iii) this Amendment and the transactions contemplated hereby have been duly authorized by all necessary organizational actions and, if required, actions by equity holders of each Loan Party; and

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(f) the Agent and each Thirteenth Amendment Consenting Lender shall have received, at least two Business Days prior to the Thirteenth Amendment Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering laws, including, without limitation, the Act, to the extent requested at least four Business Days prior to the Thirteenth Amendment Date.

7.               Lender Consents. If any Lender under the Existing Credit Agreement has failed to consent to this Amendment prior to 12:00 p.m. (New York City time) on June 12, 2025 (each such non-consenting Lender, a “Non-Consenting Lender”), and Lenders constituting the Required Lenders have so consented, then the Borrowers shall exercise their rights, effective as of the Thirteenth Amendment Date, to replace (such act of replacement, the “Non-Consenting Lender Replacement”) each such Non-Consenting Lender in accordance with Section 9.02(e) of the Existing Credit Agreement, and each such Non-Consenting Lender, upon receipt of an amount equal to the sum of (i) the principal amount of the outstanding Term Loans of such Non-Consenting Lender immediately prior to the effectiveness of this Amendment (but, for the avoidance of doubt, without any prepayment premium thereon), (ii) all interest, fees and other amounts accrued but unpaid to such Non-Consenting Lender by the Borrowers under the Existing Credit Agreement to and including the Thirteenth Amendment Date, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17 of the Existing Credit Agreement, and (iii) an amount, if any, equal to the payment which would have been due to such Non-Consenting Lender on the Thirteenth Amendment Date under Section 2.16 of the Existing Credit Agreement had the Loans of such Non-Consenting Lender been prepaid on the Thirteenth Amendment Date rather than sold to the replacement Lender, shall be deemed to have assigned all of its rights and obligations under the Existing Credit Agreement to one or more assignee Lenders (each of whom shall have consented to this Amendment by delivering a signature page hereto prior to 12:00 p.m. (New York City time) on June 12, 2025 (each such assignee Lender, to the extent of such assigned interest, a “Replacement Lender”)). Each Lender party hereto hereby waives any requirement of the Borrowers to deliver any notice to Administrative Agent and/or any Lender in connection with any assignment contemplated herein pursuant to Section 9.02(e) of the Existing Credit Agreement.

8.               GOVERNING LAW AND WAIVER OF JURY TRIAL.

(a) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law).

(b) To the fullest extent permitted by applicable law, each Loan Party hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Amendment and irrevocably agree that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to your address set forth above. Each Loan Party hereby waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Agents or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against any Loan Party or its properties in the courts of any jurisdiction.

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(c) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Existing Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

(e) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

9.               Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective on the Thirteenth Amendment Date. Except as provided in Section 6, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

10.            Reference to and Limited Effect on the Existing Credit Agreement and the Other Loan Documents.

(a) On and after the Thirteenth Amendment Date, (x) each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Existing Credit Agreement, and (y) each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

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(b) Except as specifically amended by this Amendment, the Existing Credit Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agents or Lenders under, the Amended Credit Agreement or any of the other Loan Documents.

(d) Each Loan Party hereby (i) ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements (including its Guarantees) under the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents and (ii) acknowledges, ratifies and confirms that such liabilities, obligations and agreements (including its Guarantees) constitute valid and existing Obligations under the Amended Credit Agreement, in each case, to the extent such Loan Party is a party thereto. In addition, each Loan Party hereby ratifies, confirms and reaffirms (i) the liens and security interests granted by it and as created and perfected under the Collateral Documents and any other Loan Documents and (ii) that each of the Collateral Documents to which it is a party remain in full force and effect notwithstanding the effectiveness of this Amendment. Without limiting the generality of the foregoing, each Loan Party further agrees (A) that any reference to “Obligations” contained in any Collateral Documents shall include, without limitation, the “Obligations” (as such term is defined in the Amended Credit Agreement) and (B) that the related guarantees and grants of security contained in such Collateral Documents shall include and extend to such Obligations. This Amendment shall not constitute a modification of the Existing Credit Agreement, except as specified under Section 2 hereto, or a course of dealing with the Agents or any Lender at variance with the Existing Credit Agreement such as to require further notice by any Agent or any Lender to require strict compliance with the terms of the Amended Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Amendment contains the entire agreement among the Loan Parties and the Thirteenth Amendment Consenting Lenders contemplated by this Amendment. No Loan Party has any knowledge of any challenge to the Agents’ or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents. The Agents and Lenders reserve all rights, privileges and remedies under the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations, or otherwise with respect to the Existing Credit Agreement or any other Loan Document, or to constitute a mutual departure from the strict terms, provisions and conditions of the Existing Credit Agreement or any other Loan Document other than with respect to the amendments set forth in Section 2 hereof, or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

(e) Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Existing Credit Agreement effected pursuant to this Amendment.

(f) Each Loan Party that is not a Borrower acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Loan Party is not required by the terms of the Existing Credit Agreement or any other Loan Document to consent to the amendments to the Existing Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Amended Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Amended Credit Agreement.

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(g) The parties hereto acknowledge and agree that, for all purposes under the Amended Credit Agreement and the other Loan Documents, this Amendment constitutes a “Loan Document” under and as defined in the Amended Credit Agreement.

11.          Expenses. Solely to the extent contemplated by the Engagement Letter, the Borrowers and Holdings agree, jointly and severally, to pay on demand all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, all reasonable, documented and invoiced attorney costs.

12.           Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

13.               Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

14.             Conflicts. In the event of any conflict between the terms of this Amendment and the terms of the Amended Credit Agreement or any of the other Loan Documents, the terms of this Amendment shall govern.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first written above.

CHEFS’ WAREHOUSE PARENT, LLC,
as a Borrower

By:	/s/ Alexandros Aldous
Name: Alexandros Aldous Title: General Counsel

DAIRYLAND USA CORPORATION
as a Borrower

By:	/s/ Alexandros Aldous
Name: Alexandros Aldous Title: General Counsel

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC.
THE CHEFS’ WAREHOUSE MID ATLANTIC, LLC
BEL CANTO FOODS, LLC
THE CHEFS’ WAREHOUSE WEST COAST, LLC
THE CHEFS’ WAREHOUSE OF FLORIDA, LLC
MICHAEL’S FINER MEATS, LLC
MICHAEL’S FINER MEATS HOLDINGS, LLC
THE CHEFS’ WAREHOUSE MIDWEST, LLC
THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.
QZ ACQUISITION (USA), INC.
QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.
QZINA SPECIALTY FOODS, INC., a Florida corporation
QZINA SPECIALTY FOODS, INC., a Washington corporation
QZINA SPECIALTY FOODS (AMBASSADOR), INC.
CW LV REAL ESTATE LLC
ALLEN BROTHERS 1893, LLC
DAIRYLAND HP LLC
THE GREAT STEAKHOUSE STEAKS, LLC
DEL MONTE CAPITOL MEAT COMPANY HOLDINGS, LLC
DEL MONTE CAPITOL MEAT COMPANY, LLC
FELLS POINT HOLDINGS, LLC
FELLS POINT, LLC
CHEFS’ WAREHOUSE TRANSPORTATION, LLC
CAMBRIDGE, LLC
CAMBRIDGE PROTEIN HOLDINGS, LLC
DAIRYLAND PRODUCE, LLC
DAIRYLAND PRODUCE HOLDINGS, LLC
CHEFS’ WAREHOUSE MIDDLE EAST HOLDINGS, LLC
CHEFS’ WAREHOUSE MIDDLE EAST, LLC

By:	/s/ Alexandros Aldous
Name: Alexandros Aldous Title: General Counsel

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT TO CREDIT AGREEMENT]

JEFFERIES FINANCE LLC,
as Administrative Agent, Collateral Agent and a Replacement Lender

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara Title: Managing Director

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT TO CREDIT AGREEMENT]

Thirteenth Amendment Consenting Lender Signature Pages on file with Administrative Agent